Exhibit 99.1

Tailwind Two Acquisition Corp. Shareholders Approve Previously Announced Business Combination with Terran Orbital

Tailwind Two shareholders have approved the previously announced business combination at the
Extraordinary General Meeting held on March 22, 2022

Transaction Expected to Close March 25, 2022

March 22, 2022 – BOCA RATON, Fla. – Tailwind Two Acquisition Corp. (NYSE: TWNT) (“Tailwind Two”), a publicly traded special purpose acquisition company, today announced that shareholders of record as of February 4, 2022 approved the previously announced business combination (the “Business Combination”) with Terran Orbital Corporation (“Terran Orbital”), a leading small satellite manufacturer primarily serving the United States aerospace and defense industry, supported by over 94% of the shares of Tailwind Two voted at the extraordinary general meeting of shareholders held on March 22, 2022. Approximately 72% of total outstanding shares voted.

Ten proposals were considered and voted upon by Tailwind Two’s stockholders at the extraordinary general meeting, all of which were approved. The formal results of the vote will be included in a Current Report on Form 8-K to be filed by with the U.S. Securities and Exchange Commission by Tailwind Two.

Pursuant to the Business Combination, at the closing, Terran Orbital will combine with Tailwind Two and the combined company’s name will be Terran Orbital. Following the closing, Terran Orbital’s common stock and warrants are expected to trade on the New York Stock Exchange under the ticker symbols “LLAP” and “LLAP WS,” respectively. The business combination is expected to close on March 25, 2022.

Tailwind Two also announced today that it is permitting shareholders to withdraw their redemption requests until 3:00 p.m. Eastern Time, on March 24, 2022. Any shareholder wishing to withdraw a redemption request may do so by contacting Tailwind Two’s transfer agent, Continental Stock Transfer & Trust Company, at the following email address: proxy@continentalstock.com

“We look forward to completing the business combination and bringing Terran Orbital public to help the company meet increased demand from governments and corporations for small satellites in low earth orbit,” said Philip Krim, Chairman of Tailwind Two.

“We are very pleased to have completed this milestone in the go-public process and look forward to continuing to industrialize the small satellite industry as a public company, better serving our marquee government and private partners,” said Marc Bell, Co-Founder, Chairman, and CEO of Terran Orbital.

About Tailwind Two Acquisition Corp.

Tailwind Two is a blank check company “for founders, by founders” – formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more founder-led businesses in a sector being disrupted by technological change. Tailwind Two’s management team and directors have invested extensively in founder-run businesses, with notable success in the space industry. Tailwind Two is led by Chairman Philip Krim, and Co-Chief Executive Officers Chris Hollod and Matt Eby. In addition to the members of its management team and board of directors, Tailwind Two has assembled an Advisory Board that will help position Tailwind Two as the value-add partner of choice for today’s leading entrepreneurs.

About Terran Orbital

Terran Orbital Corporation is a leading vertically integrated provider of end-to-end satellite solutions. Terran Orbital combines satellite design, production, launch planning, mission operations and in-orbit support to meet the needs of the most demanding military, civil and commercial customers. In addition, Terran Orbital is developing the world’s largest, most advanced NextGen Earth Observation constellation to provide persistent, real-time earth imagery. Learn more at www.terranorbital.com.

Important Information and Where to Find It

In connection with the proposed business combination with Terran Orbital, Tailwind Two filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as amended or supplemented through the date hereof, the “Registration Statement”) containing a definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”). The Registration Statement has been declared effective by the SEC and is being mailed to Tailwind Two’s shareholders. This press release does not contain all the information that should be considered concerning the potential transaction and is not intended to form the basis of any investment decision or any other decision in respect of the potential transaction. Tailwind Two's shareholders and other interested persons are advised to read the Proxy Statement/Prospectus and other documents filed in connection with the potential transaction, as these materials will contain important information about Terran Orbital, Tailwind Two and the potential transaction. Shareholders will also be able to obtain copies of the Proxy Statement/Prospectus and other documents filed with the SEC, without charge at the SEC's website sec.gov.

Participants in the Solicitation

Tailwind Two and its directors and executive officers may be deemed participants in the solicitation of proxies from Tailwind Two's shareholders with respect to the potential transaction. A list of the names of those directors and executive officers and a description of their interests in Tailwind Two is contained in Tailwind Two’s final prospectus relating to its initial public offering dated March 8, 2021, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov. Additional information regarding the interests of such participants is contained in the Proxy Statement/Prospectus. Terran Orbital and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from Tailwind Two's shareholders in connection with the potential transaction. A list of the names of such directors and executive officers and information regarding their interests in the potential transaction are included in the Proxy Statement/Prospectus.

Non-Solicitation

This press release and any oral statements made in connection with this press release shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of any securities, nor shall any securities of Terran Orbital or Tailwind Two be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful. Neither the SEC nor any state securities commission has approved or disapproved of the transactions contemplated hereby or determined if this press release is truthful or complete. Any representation to the contrary is a criminal offense. Nothing in this press release constitutes investment, tax or legal advice or a recommendation regarding any securities. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and you must make your own decisions and perform your own independent investment and analysis of the potential transactions.

Special Note Regarding Forward-Looking Statements

This press release includes certain forward-looking statements, estimates, and projections provided by Terran Orbital that reflect management's views regarding the anticipated future financial and operating performance of Terran Orbital. Forward-looking statements are statements that are not historical, including statements regarding operational and financial plans, terms and performance of Terran Orbital and other projections or predictions of the future. Forward looking statements are typically identified by such words as "project," "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should," and "could" and similar expressions. Such statements, estimates, and projections reflect numerous assumptions concerning anticipated results. Forward-looking statements in this press release may include, for example; statements about Terran Orbital's industry and market sizes; future opportunities; expectations and projections concerning future financial and operational performance and results of Terran Orbital; and the potential transactions, including items such as the implied enterprise value, ownership structure, the amount of redemption requests made by Tailwind Two's shareholders, the ability of Tailwind Two to issue equity or equity-linked instruments in connection with the potential transactions or in the future, the likelihood and ability of the parties to successfully consummate the potential transactions, and those factors set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements; Market Ranking and Other Industry Data" in the Proxy Statement/Prospectus. As these assumptions may or may not prove to be correct and there are numerous factors which will affect Terran Orbital's actual results (many of which are beyond Terran Orbital's control), there can be no assurances that any projected results are attainable or will be realized. Terran Orbital and Tailwind Two disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise, except as required by law. Terran Orbital's actual results may differ materially from those set forth in this press release. Accordingly, no representations are made as to the accuracy, reasonableness or completeness of such statements, estimates, or projections.

Contacts

Sara Zick
Moxie Communications
sara@moxiegrouppr.com